UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 26, 2017, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2017 first quarter ended December 31, 2016. The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.
The press release referenced in this Item 2.02, to the extent that it discusses financial results of Nutraceutical for the quarter ended December 31, 2016, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)           On January 23, 2017, Gregory M. Benson, a Class III Director, gave notice of his resignation from the Board of Directors of Nutraceutical effective January 23, 2017.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) On January 23, 2017, Nutraceutical held its 2017 Annual Meeting of Stockholders at which Nutraceutical’s stockholders voted on the three proposals identified below.
(b) The final voting results with respect to each proposal voted upon at the 2017 Annual Meeting of Stockholders are set forth below. As of December 5, 2016, the record date for the meeting, Nutraceutical had 9,204,270 shares of common stock issued, outstanding and entitled to vote on the proposals.
Proposal 1 - Election of Two Class I Directors
The stockholders voted to elect the two nominees to the Board of Directors, as set forth below:

	For	%	Withheld	%	Broker Non-Votes
Jeffrey A. Hinrichs	7,467,875	95.5	353,824	4.5	765,231
J. Kimo Esplin	7,163,716	91.6	657,983	8.4	765,231
There were no abstentions in the election of directors.

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2017
The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as Nutraceutical’s independent registered public accounting firm for the fiscal year ending September 30, 2017 as set forth below:

For	%	Against	%	Abstentions	%
8,524,945	99.3	56,154.7		5,831	—
Proposal 3 - Advisory Vote on Named Executive Officer Compensation
The stockholders approved, on an advisory basis, Nutraceutical’s compensation of its named executive officers, as set forth below:

For	%	Against	%	Abstentions	%	Broker Non-Votes
7,701,705	98.5	111,915	1.4	8,079	0.1	765,231

Item 9.01 Financial Statements and Exhibits.
Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d) Exhibits
Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated January 26, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: January 26, 2017	By: /s/ Cory J. McQueen ` Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated January 26, 2017

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